Exhibit 99.1

APPLE REIT NINE *2013 Second Quarter*

JUNE 30, 2013

There are 89 Marriott®- and Hilton®-branded hotels within our Apple REIT Nine, Inc. portfolio of real estate. Our hotels represent a variety of lodging types and are strategically diversified across markets in 27 states. We continue to strive to grow the value of your investment through the efficient ownership of our hotels and I am pleased to report that performance across our hotels improved during the second quarter of this year, as compared to the same period last year.

For the three-month period ending June 30, 2013, the Apple REIT Nine portfolio of hotels achieved revenue per available room (RevPAR) of $92, an increase of approximately seven percent as compared to the same period last year, with an average occupancy rate of 80 percent and an average daily rate (ADR) of $115. For the six-month period ending June 30, 2013, RevPAR was $87, up by six percent in comparison to results from the same six-month period last year. Key indicators of hotel performance like these continue to strengthen across the U.S. hotel industry and according to hotel industry analysts the outlook for the remainder of this year is positive.

As compared to the same periods of 2012, modified funds from operations (MFFO) for the second quarter of this year improved by five percent and for the first six months of the year improved by one percent. MFFO for the second quarter of this year totaled $38.8 million, or $0.21 per share, and for the six-month period ending June 30, 2013, MFFO was $70.8 million, or $0.39 per share. In the first six months of 2012, the Company’s MFFO included approximately $4.8 million from its investment in 110 parcels of land in Ft. Worth, TX. The sale of the 110 parcels was completed in April 2012 which resulted in a Special Distribution of $0.75 per share in May of 2012. Over the first six months of 2013, the Company paid distributions of approximately $0.42 per share. Our current annualized distribution rate is approximately $0.83 per share.

Apple REIT Nine recently entered into a definitive merger agreement to combine with Apple REIT Seven and Apple REIT Eight pursuant to which Apple REIT Seven and Apple REIT Eight would merge into Apple REIT Nine. Under the agreement, Apple REIT Nine would issue one Common Share for each Unit of Apple REIT Seven and 0.85 Common Shares for each Unit of Apple REIT Eight. In addition to certain customary closing conditions, the merger agreement is subject to approval by a majority of the outstanding Units of each REIT. We will provide additional information through a joint proxy statement/prospectus relating to the proposed transaction which we anticipate distributing to shareholders during the fourth quarter of 2013. We do not expect to comment further regarding this transaction until that time. Each merger is conditioned on the concurrent consummation of the other merger among other conditions to closing; therefore, there can be no assurance that the mergers will occur. The combined company would be one of the largest hospitality REITs in the United States with a total of 191 hotels with 23,711 guestrooms.

Apple REIT Nine has maintained a conservative approach to the ownership of high-quality lodging real estate as evident in the strength of our balance sheet, our ability to remain profitable during fluctuating real estate cycles and our diversified portfolio of well-branded hotels. Our commitment to the growth of shareholder investments has guided our strategic business decisions and I believe the potential merger transaction further strengthens our ability to achieve our long-term goals. I am optimistic that 2013 will be another year of progress for our Company.

Sincerely,
Glade M. Knight,
Chairman and Chief Executive Officer

Statements of Operations (Unaudited)
	Three months ended	Three months ended	Six months ended	Six months ended
(In thousands except statistical data)	June 30, 2013	June 30, 2012	June 30, 2013	June 30, 2012
REVENUES
Room revenue	$95,115	$88,047	$179,388	$167,600
Other revenue	9,457	9,063	17,587	17,601
Total revenue	$104,572	$97,110	$196,975	$185,201

EXPENSES
Direct operating expense	$25,821	$24,239	$49,518	$46,651
Other hotel operating expenses	37,041	34,336	71,296	66,569
General and administrative	2,239	2,327	4,099	4,931
Depreciation	13,633	13,166	27,133	26,009
Acquisition-related costs	74	430	74	461
Interest expense, net	2,229	1,579	4,414	2,955
Total expenses	$81,037	$76,077	$156,534	$147,576

NET INCOME
Income from continuing operations	$23,535	$21,033	$40,441	$37,625
Income from discontinued operations	-	1,525	-	6,792
Net income	$23,535	$22,558	$40,441	$44,417
Income from continuing operations per share	$0.13	$0.11	$0.22	$0.20
Income from discontinued operations per share	-	0.01	-	0.04
Net income per share	$0.13	$0.12	$0.22	$0.24

MODIFIED FUNDS FROM OPERATIONS (A)
Net income	$23,535	$22,558	$40,441	$44,417
Depreciation of real estate owned	13,633	13,166	27,133	26,009
Funds from operations (FFO)	$37,168	$35,724	$67,574	$70,426
Acquisition-related costs	74	430	74	461
Interest earned on note receivable	1,575	1,120	3,150	1,120
Straight-line rental income	-	(443)	-	(1,975)
Modified funds from operations (MFFO)	$38,817	$36,831	$70,798	$70,032
FFO per share	$0.20	$0.20	$0.37	$0.39
MFFO per share	$0.21	$0.20	$0.39	$0.38

WEIGHTED-AVERAGE SHARES OUTSTANDING	182,496	182,110	182,446	182,236

OPERATING STATISTICS
Occupancy	80%	77%	76%	73%
Average daily rate	$115	$112	$115	$112
RevPAR	$92	$86	$87	$82
Number of hotels	89	89
Distributions per Share (B)	$0.21	$0.97	$0.42	$1.19

Balance Sheet Highlights (Unaudited)
(In thousands)	June 30, 2013	December 31, 2012
ASSETS
Investment in real estate, net	$1,451,132	$1,463,894
Cash and cash equivalents	-	9,027
Note receivable, net	19,250	22,375
Other assets	38,782	30,721
Total assets	$1,509,164	$1,526,017

LIABILITIES AND SHAREHOLDERS’ EQUITY
Notes payable	$182,482	$166,783
Other liabilities	13,763	13,101
Total liabilities	196,245	179,884
Total shareholders’ equity	1,312,919	1,346,133
Total liabilities & shareholders’ equity	$1,509,164	$1,526,017

(A) Funds from operations (FFO) is defined as net income (computed in accordance with generally accepted accounting principles – GAAP) excluding gains and losses from sales of depreciable property, plus depreciation and amortization. Modified funds from operations (MFFO) excludes rental revenue earned, but not received during the period or “straight-line” rent and costs associated with the acquisition of real estate and includes interest earned on a note receivable that is not included in net income. The company considers FFO and MFFO in evaluating property acquisitions and its operating performance and believes that FFO and MFFO should be considered along with, but not as an alternative to, net income and cash flows as a measure of the company’s activities in accordance with GAAP. FFO and MFFO are not necessarily indicative of cash available to fund cash needs.

(B) 2012 distributions include a Special Distribution of $0.75 per share in May 2012.
The financial information furnished reflects all adjustments necessary for a fair presentation of financial position at June 30, 2013 and the results of operations for the interim period ended June 30, 2013. Such interim results are not necessarily indicative of the results that can be expected for the full year. The accompanying financial statements should be read in conjunction with the audited financial statements and related notes appearing in the Apple REIT Nine, Inc. 2012 Annual Report.

Clockwise from left: HILTON, DALLAS, TX;
HOME2 SUITES, FAYETTEVILLE, NC;
HAMPTON INN & SUITES, HOLLY SPRINGS, NC;
HOMEWOOD SUITES, MT. LAUREL, NJ

CORPORATE PROFILE Apple REIT Nine, Inc. is a real estate investment trust (REIT) focused on the acquisition and ownership of income-producing real estate that generates attractive returns for our shareholders. Our hotels operate under the Courtyard® by Marriott®, Fairfield Inn® by Marriott®, Fairfield Inn & Suites® by Marriott®, Marriott® Hotels & Resorts, Residence Inn® by Marriott®, SpringHill Suites® by Marriott®, TownePlace Suites® by Marriott®, Embassy Suites Hotels®, Hilton®, Home2 Suites by Hilton®, Homewood Suites by Hilton®, Hilton Garden Inn®, Hampton Inn®, and Hampton Inn & Suites® brands. The Apple REIT Nine portfolio consists of 89 hotels with a total of 11,371 guestrooms in 27 states.

 MISSION Apple REIT Nine, Inc. is a premier real estate investment company committed to providing maximum value for our shareholders.

This quarterly report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by use of statements that include phrases such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should be,” “will,” “predicted,” “likely,” or other words or phrases of similar import. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to, the ability of the Company or the other parties to the merger agreement to obtain required shareholder or other third-party approvals required to consummate the proposed mergers; the satisfaction or waiver of other conditions in the merger agreement; a material adverse effect on the Company; the outcome of any legal proceedings that may be instituted against the Company and others related to the merger agreement; the ability of the Company to implement its operating strategy; the Company’s ability to manage planned growth; the outcome of current and future litigation and regulatory proceedings or inquiries; changes in economic cycles; and competition within the hotel industry. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this quarterly report will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a real estate investment trust involves the application of highly technical and complex provisions of the Internal Revenue Code. Certain factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in the Company’s SEC reports, including, but not limited to, in the section entitled “Item 1A. Risk Factors” in the Annual Report on Form 10-K filed by the Company with the SEC on March 7, 2013. Any forward-looking statement speaks only as of the date of this quarterly report and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new developments or otherwise.

“Courtyard® by Marriott®,” “Fairfield Inn® by Marriott®,” “Fairfield Inn & Suites® by Marriott®,” “Marriott®,” “Residence Inn® by Marriott®,” “SpringHill Suites® by Marriott®” and “TownePlace Suites® by Marriott®” are each a registered trademark of Marriott International, Inc. or one of its affiliates. All references to “Marriott” mean Marriott International and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott is not responsible for the content of this correspondence, whether relating to the hotel information, operating information, financial information, Marriott’s relationship with Apple REIT Nine, Inc. or otherwise. Marriott is not involved in any way whether as an “issuer” or “underwriter” or otherwise in the Apple REIT Nine offering and receives no proceeds from the offering. Marriott has not expressed any approval or disapproval regarding this correspondence, and the grant by Marriott of any franchise or other rights to Apple REIT Nine shall not be construed as any expression of approval or disapproval. Marriott has not assumed and shall not have any liability in connection with this report.

“Embassy Suites Hotels®,” “Hampton Inn®,” “Hampton Inn & Suites®,” “Hilton®,” “Hilton Garden Inn®,” “Home2 Suites by Hilton®,” and “Homewood Suites by Hilton®” are each a registered trademark of Hilton Worldwide or one of its affiliates. All references to “Hilton” mean Hilton Worldwide and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton is not responsible for the content of this correspondence, whether relating to hotel information, operating information, financial information, Hilton’s relationship with Apple REIT Nine, Inc., or otherwise. Hilton is not involved in any way, whether as an “issuer” or “underwriter” or otherwise, in the Apple REIT Nine offering and receives no proceeds from the offering. Hilton has not expressed any approval or disapproval regarding this correspondence, and the grant by Hilton of any franchise or other rights to Apple REIT Nine shall not be construed as any expression of approval or disapproval. Hilton has not assumed and shall not have any liability in connection with this report.

Additional Information About the Merger and Where to Find It:
In connection with the proposed mergers whereby Apple REIT Nine, Inc. (“Apple Nine”) will acquire all of the outstanding shares of each of Apple REIT Seven, Inc. and Apple REIT Eight, Inc. (“Apple Seven,” “Apple Eight,” and together with Apple Nine, the “Companies”), the Companies intend to file relevant materials with the Securities and Exchange Commission, including a registration statement on Form S-4 that will contain a joint proxy statement/ prospectus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF EACH OF THE COMPANIES ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT EACH OF THE COMPANIES AND THE MERGERS. The registration statement, the joint proxy statement/prospectus and other materials (when they become available) containing information about the proposed transaction, and any other documents filed by any of the Companies with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by that company by directing a written request to Apple REIT Seven, Inc., Apple REIT Eight, Inc. or Apple REIT Nine, Inc., respectively, at 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations.

Each of the Companies and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of that company in connection with the mergers. Information about the executive officers and directors of each of the Companies and its ownership of securities in that company is set forth in the proxy statement for that company’s 2013 Annual Meeting of Shareholders, which (for each of Apple Seven, Apple Eight and Apple Nine) was filed with the SEC on April 9, 2013. Investors and security holders may obtain additional information regarding the direct and indirect interests of any of the Companies and its executive officers and directors in the mergers by reading the proxy statement/prospectus regarding the mergers when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Market Diversity

STATE/CITY	Portfolio of hotels	STATE/CITY
ALABAMA		NORTH CAROLINA
Dothan, Troy		Charlotte, Durham, Fayetteville, Holly Springs,
ALASKA		Jacksonville
Anchorage		OHIO
ARIZONA		Twinsburg
Chandler (2), Phoenix (2), Tucson (2)		OKLAHOMA
ARKANSAS		Oklahoma City
Rogers (2)		PENNSYLVANIA
CALIFORNIA		Collegeville, Malvern, Pittsburgh
Clovis (2), San Bernardino, Santa Ana,		TENNESSEE
Santa Clarita (4)		Jackson (2), Johnson City, Nashville (2)
COLORADO		TEXAS
Pueblo		Arlington, Austin (5), Beaumont, Dallas,
FLORIDA		Dallas/Allen (2), Dallas/Duncanville, Dallas/
Fort Lauderdale, Miami, Orlando (2), Panama City,		Lewisville, El Paso, Fort Worth, Frisco, Grapevine,
Panama City Beach, Tampa		Houston, Irving, Round Rock, Texarkana
GEORGIA		UTAH
Albany		Salt Lake City
IDAHO		VIRGINIA
Boise		Alexandria, Bristol, Manassas
ILLINOIS
Mettawa (2), Schaumburg, Warrenville
INDIANA
Indianapolis, Mishawaka
LOUISIANA
Alexandria, Baton Rouge, Lafayette (2), West Monroe
MARYLAND		CORPORATE HEADQUARTERS
Silver Spring		814 East Main Street
MASSACHUSETTS		Richmond, Virginia 23219
Andover		(804) 344-8121
MICHIGAN		(804) 344-8129 FAX
Novi		www.applereitnine.com
MINNESOTA
Rochester		INVESTOR INFORMATION
MISSISSIPPI		For additional information about the
Hattiesburg		Company, please contact: Kelly Clarke,
MISSOURI		Director of Investor Services
Kansas City, St. Louis (2)		(804) 727-6321 or kclarke@applereit.com
NEW JERSEY
Mt. Laurel, West Orange
As always, we encourage our
shareholders to know their investment and
stay informed by reviewing information on
our website at www.applereitnine.com,
as well as our filings with the Securities
and Exchange Commission, which can be
found on their website at www.sec.gov.

Cover image: COURTYARD, SANTA ANA, CA